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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported)    January 31, 2000
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                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                                22-2769024
         --------                                                ----------
(State of other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                     0-25890
                                     -------
                            (Commission File Number)


                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip Code)
         Registrant's telephone number, including area code (216) 447-9000.
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Item 5. Other Events

         On January 31, 2000, the Registrant issued a press release to report lower-than-expected fourth quarter 1999 earnings, that the Registrant terminated its engagement with Merrill Lynch to explore strategic alternatives in order to focus on integration and growth of its core business, and that Fred M. Winkler, its President and Chief Operating Officer and a Director, resigned.

Item 7. Exhibits

The following document is filed as part of this report.

c) Exhibits

         99.1  Press Release issued by the Registrant on January 31, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENTURY BUSINESS SERVICES, INC.


Date: February 1, 2000              /s/ Charles D. Hamm, Jr.
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                                    Charles D. Hamm, Jr.
                                    Chief Financial Officer